SECOND AMENDMENT TO GUARANTY OF PAYMENT

         This Second Amendment to Guaranty of Payment (this "Amendment"), dated as of July 9, 1999, is made by and between SALOMON BROTHERS REALTY CORP., a New York corporation (the "LENDER"), and OCWEN PARTNERSHIP, L.P., a Virginia limited partnership (the "GUARANTOR") (each, a "PARTY" and collectively, the "PARTIES").

                                R E C I T A L S :

         The Lender, OAIC CALIFORNIA PARTNERSHIP, L.P., a California limited partnership, OAIC CALIFORNIA PARNTERSHIP II, L.P., a California limited partnership, OCWEN FLORIDA PARTNERSHIP, LIMITED PARNTERSHIP, a Florida limited partnership, OAIC MORTGAGE HOLDINGS, LLC, a Delaware limited liability company and OAIC JACKSONVILLE, LLC, a Delaware limited liability company (collectively, the "BORROWERS") are parties to a Loan Agreement, dated as of April 30, 1998 (as amended, the "LOAN AGREEMENT"), pursuant to which the Lender agreed, subject to the terms and conditions set forth in the Loan Agreement, to make advances in the amount of up to $200,000,000 to the Borrowers as provided in the Loan Agreement. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as modified, supplemented and in effect from time to time.

         As a condition to the effectiveness of the Loan Agreement, the Guarantor, as a 100% beneficial owner of the Borrowers, has made the Guaranty of Payment in favor of the Lender, dated as of April 30, 1998, as amended by the Amendment to the Guaranty of Payment, dated June 10, 1998 (the "GUARANTY").

         The Parties wish to further amend the Guaranty as provided herein.

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows, effective as of the date hereof:

         SECTION 1.  AMENDMENT.

         1.1 Section 11(b) of the Guaranty is hereby amended by replacing the amount of "$200 million" with "$175 million".

         SECTION 2.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

         2.1 Except as expressly amended by Section 1 hereof, the Guaranty remains unaltered and in full force and effect. Each Party hereby reaffirms all terms and covenants made in the Guaranty as amended hereby.

         2.2   The Guarantor hereby represents and warrants to the Lender that
(a) this Amendment constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, and

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(b) the execution and delivery by the Guarantor of this Amendment has been duly authorized by all requisite limited partnership or limited liability company, as applicable, action on the part of the Guarantor and will not violate any provision of the organizational documents of any the Guarantor.

         2.3 The Guarantor hereby represents and warrants to the Lender that, as of the date hereof, to the best of the Guarantor's knowledge, no Event of Default has occurred and is continuing, and that no Event of Default will occur as a result of the execution, delivery and performance by the Guarantor of this Amendment.

         2.4 The Guarantor hereby agrees that a breach of any of the representations and warranties made herein shall constitute an Event of Default under Section 7.1 of the Loan Agreement, subject to the notice and cure provisions provided therein.

         SECTION 3.  EFFECT UPON LOAN DOCUMENTS.

         3.1 Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. All references to the "Loan Agreement" in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

        3.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

         SECTION 4.  GOVERNING LAW.

         THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

         SECTION 5.  COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.




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         IN WITNESS WHEREOF, the parties hereto caused this Amendment to be executed as of the day and year first above written.

         LENDER:

         SALOMON BROTHERS REALTY CORP., a New York corporation


         By:     /s/ JOHN A. CAVANAUGH
                 ---------------------
         Name:       John A. Cavanaugh
         Title:      Authorized Agent

         GUARANTOR:

         OCWEN PARNTERSHIP, L.P. a Virginia limited partnership

         By:  Ocwen General, Inc., its general partner


              By:     /s/ MARK ZEIDMAN
                      ----------------
              Name:       Mark Zeidman
              Title:      CFO

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